Talen Energy Corporation | July 17, 2025 Acquisition of Moxie Freedom and Guernsey Guernsey Moxie Freedom

2 The information contained herein, as well as any information that has been supplied orally in connection herewith, speaks only as of the date of this presentation. Talen Energy Corporation (“Talen,” “TEC,” the “Company,” “we,” “our,” or “us”) and our affiliates and representatives expressly disclaim any obligation to update any information contained herein, whether as a result of new information or circumstances, future events or otherwise. The information contained herein is summary. For additional information, see the Company’s historical financial statements and other information included in its periodic reports and other filings with the Securities and Exchange Commission (the “SEC”) (available at www.sec.gov/edgar). Nothing contained herein should be construed as legal, business, tax, accounting or other professional advice, and you should consult your own advisors regarding such matters. These materials should not be relied upon for the maintenance of your books and records for any tax, accounting, legal or other procedures. Non-GAAP Financial Measures We include in this presentation Adjusted EBITDA and Adjusted Free Cash Flow, which we use as measures of our performance and liquidity, and which are not financial measures prepared under U.S. Generally Accepted Accounting Principles (“GAAP”). Non-GAAP financial measures, such as Adjusted EBITDA and Adjusted Free Cash Flow, do not have definitions under GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies or used in our credit facilities, the indentures governing our notes or any of our other debt agreements. Generally, a non-GAAP financial measure is a numerical measure of financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but to consider them along with their most directly comparable GAAP measures. Adjusted EBITDA and Adjusted Free Cash Flow have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP. Due to the difficulty in predicting certain components of Adjusted EBITDA and Adjusted Free Cash Flow for Moxie Freedom and Guernsey with a reasonable degree of certainty, we are unable to reconcile these non-GAAP financial measures to the comparable GAAP measures without unreasonable efforts. Market and Industry Data This presentation includes market data and other information from independent industry publications, as well as surveys and our own research and knowledge of the industry. Some data is also based on management’s estimates, which are derived from our review of internal sources, as well as the independent sources described above. Although we believe these sources are reliable, the third-party information contained in this presentation has not been independently investigated, verified or audited and, therefore, we cannot guarantee the accuracy or completeness of such information. As a result, you should be aware that market share, ranking and other similar data set forth in this presentation, and estimates and beliefs based on such data, may not be reliable. Forward Looking Statements Statements contained in this presentation concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance, shareholder returns and underlying assumptions, and other statements that are not statements of historical fact are “forward-looking statements,” and should be considered estimates, assumptions or projections. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would” “goal”, “predict”, “continue”, “potential” or similar expressions. Any such forward-looking statements reflect various estimates and assumptions. Although we believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that they will prove to be correct. No representations or warranties are made by Talen or any of its affiliates, shareholders, directors, officers, employees, agents, partners or professional advisors as to the accuracy or achievability of any such forward-looking statements. Except as otherwise required by law, Talen undertakes no obligation to update any forward-looking statement to reflect new information or circumstances, future events or otherwise after the date on which such statement is made. Forward-looking statements are subject to many risks and uncertainties, and actual results may differ materially due to many factors. New factors emerge from time to time, and it is not possible for us to predict all of these factors. In addition to the specific factors discussed in the sections entitled “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors” in our periodic reports and other filings with the SEC, the following are among the important factors that could cause actual results to differ materially from forward-looking statements: Talen’s or its subsidiaries’ levels of indebtedness; the terms and conditions of debt instruments that may restrict Talen’s ability to operate its business; operational, price and credit risks in the wholesale and retail electricity markets (including as a result of increases in the supply of electricity generally due to new power or intermittent renewable power generation); the effectiveness of Talen’s risk management techniques, including hedging, with respect to electricity and fuel prices, interest rates and counterparty and joint venture partner credit and non-performance risks; methods of accounting and developments in or interpretations of accounting requirements that may impact reported results, including with respect to, but not limited to, hedging activity; Talen’s ability to forecast and provide the actual load needed to perform sales contracts; the effects of transmission congestion due to line maintenance outages and the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the Regional Transmission Organizations and Independent System Operators that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; the impacts of federal, state, local and market legislation, regulation, proceedings and other actions, including but not limited to those related to energy, the environment and tax, the outcomes thereof and the costs of compliance therewith; the impacts of new or revised United States and/or international trade tariffs, treaties, policies, and regulations; the costs of complying with environmental, social and related worker health and safety laws and regulations; the impacts of climate change, including changes in regulation or their enforcement; the availability and cost of emission allowances; the performance of Talen’s subsidiaries and affiliates, on which our ability to meet our debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in or adverse developments of financial markets; acquisition or divestiture activities, including Talen’s ability to realize expected synergies and other benefits from such business transactions; Talen’s ability to achieve anticipated cost savings; the execution and development of proposed future enterprises, including the ability to permit, develop, construct and operate proposed renewable energy, energy storage and/or data center facilities, realization of assumptions underlying the statements regarding future enterprises, and realization of estimates of valuations of future enterprises; Talen’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures; the proposed Moxie Freedom and Guernsey acquisitions, the expected closing of the proposed transactions and the timing thereof, the financing of the proposed transactions; significant increases in operation and maintenance expenses, such as health care, and pension costs, including as a result of changes in interest rates; the loss of key personnel, the ability to hire and retain qualified employees, and the possibility of union strikes or work stoppages; war (including supply chain disruptions as a result of war, and including the effects of the Ukraine/Russia and Middle East conflicts, attendant sanctions and related disruptions in oil and natural gas production and the supply of nuclear fuel), armed conflicts or terrorist attacks, including cyber-based attacks; and pandemics, including COVID-19. Recipients are cautioned to not place undue reliance on such forward-looking statements. Disclaimer

3 Enhances Talen’s Fleet with Modern, High Efficiency Power Generating Assets ▪ Increases Talen’s portfolio to ~14 GW, adding ~3 GW. Increases annual generation from ~40 TWh to ~60 TWh3 ▪ Expands Talen’s data center contracting platform ▪ Adds both base-load generation and cash flow diversification ▪ 2026E FCF 4 Conversion over 90% ▪ Assets have an average heat rate of 6,550 Btu/kWh, and lowest CO2 CCGTs per mWh in the market ▪ Some of the newest CCGTs in PJM, average COD of ~2021, versus average COD of ~2006 for all PJM CCGTs Maintains Balance Sheet Strength • Supports a target of $500 million of annual share repurchases through deleveraging period, with an aimed return to capital allocation of 70% of Adjusted Free Cash Flow thereafter • Robust projected pro forma cash flows drives rapid deleveraging; Talen is committed to maintaining net leverage targets of <3.5x 12 Talen to Acquire Moxie Freedom and Guernsey Plants for $3.5 Billion1 Enterprise Value Source: Company materials, SNL. 1. Adjusted for $300m NPV of initial estimated tax benefits. 2. 2026E EV / EBITDA of 7.1x excluding tax adjustment. Unlocks Material Day One Value ▪ Combined effective Enterprise Value implies an attractive 6.7x1,2 2026E EV/EBITDA multiple ▪ Expected to be immediately accretive to FCF/share by >40% in 2026, and >50% through 2029 3. Generation based on 2024A net capacity figures and asset capacity factors. 4. Based on unlevered free cash flow.

4 Key Transaction Terms Considerations and Transaction Metrics ▪ Acquisition of Caithness Energy’s Moxie and Guernsey gas-fired assets for an effective enterprise value of approximately $3.5 billion1 ▪ Acquiring 100% of both assets and simplifying existing capital structure by acquiring Blackrock’s preferred position in Guernsey ▪ $3.8 billion in new debt expected to be issued to fund the transaction and refinance existing debt ▪ Acquisition implies 2026E EV/EBITDA of 6.7x tax adjusted1,2 and ~$1,300/kW ▪ Q4 2025 expected close ▪ Required regulatory approvals include HSR and FERC Timing & Approvals 1. Adjusted for $300m of initial estimated tax benefits. 2. 2026E EV/EBITDA of 7.1x excluding tax benefits. Key Financial Details 2026E Adj. EBITDA3 >$1.8bn >40% ’26 accretion 2026E Adj. FCF / Share3 >$22.50 >40% ’26 accretion Net Leverage <3.5x Projected by EOY 2026 3. Based on midpoint of 2026E outlook from June 11 business update, expected contribution from acquisition target, and commodity prices as of 5/30/25. Includes initial tax estimates from recent federal tax legislation and 45.5 million shares.

Moxie Freedom & Guernsey Overview

Moxie Freedom Energy Center and Guernsey Power Station are high-quality, highly-efficient CCGTs that complement Talen's existing operations.

Key Highlights

1. **Scaled portfolio of CCGTs**: fundamentally advantaged 2,881 MW portfolio in core markets across PJM
2. **Well positioned plants:** presence in key markets where reliability from baseload generation is well supported and growth of intermittent energy is likely to accelerate
3. **High free cash flow conversion assets** with 2026E free cash flow conversion of over 90% for both Moxie and Guernsey
4. Moxie Freedom is a 1,045 MW CCGT **located 3 miles away from Susquehanna**
5. **Guernsey is a 1,836 MW CCGT located near Columbus, Ohio,** one of the fastest expanding areas for data centers

Geographic Footprint



Moxie Freedom
Guernsey
Increases PJM by 2.9 GW
Talen Assets
Caithness Assets
ISO-NE
PJM

By Sub-region



36%
2.9 GW
64%
PJM RTO
PJM MAAC

By Fuel



2.9 GW
100%
Natural gas

Portfolio Key Metrics

Plant Name	Primary Fuel	Power Market	State	Plant Type	% Owned	Net Capacity MW	Heat Rate Btu / kWh	COD	OEM / Model	Configuration
Guernsey	Natural Gas	PJM-AEP/RTO	OH	Baseload	100%	1,836	6,578	2023	GE 7HA	3x1x1
Moxie Freedom	Natural Gas	PJM-PPL/MAAC	PA	Baseload	100%	1,045	6,501	2018	GE 7HA	2x1x1
Total						2,881	6,550			

By Capacity



36%
2.9 GW
64%

By Generation



40%
19,538 GWh
60%

Guernsey ■ Moxie Freedom

Source: Company materials, SNL. Note: reflects summer rating.

TALEN ENERGY

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6 1.6 0.2 2.4 3.2 4.0 GW 3.4 GW OH PA A Platform to Power the Digital Economy AI GPU Power Requirements Driving Data Center Demand Growth Positioned to Capitalize on AI / Data Center Growth Source: Company materials, press releases, SNL, PJM, Epoch AI, BNEF, Deloitte analysis of data from DC byte, Wood Mackenzie, Lawrence Berkeley National Laboratory. 1. Baseload Talen assets and acquired CCGTs. +5x +31x Total data center power demand AI data center power demand 4 GW 123 GW 33 GW 176 GW 2024 2035 Data Center Capacity Under Construction / Planned Current Data Center Operating Capacity Record power draw from current generation GPUs Pro Forma Asset Base Well Positioned in High Growth Data Center Regions NVIDIA Blackwell AMD Instinct 0 250 500 750 1,000 1,250 1,500 2020 2021 2022 2023 2024 2025 Thermal Design Power (Watts) Nvidia GPUs AMD GPUs Live Under ConstructionCommitted Data Center Growth in Core Regions ▪ Ability to deliver gigawatt scale solutions ▪ Anchored by ~5.91 GW of flexible baseload generation ▪ Scalability to support hyperscale AI ▪ Packaged critical infrastructure that provides 24x7 operational reliability and resiliency ▪ Addition of high-quality plants facilitates service to data center load throughout the market ▪ Repeatable and executable strategy, anchored by strong relationships with key value-chain stakeholders NY Enhanced Portfolio For Contracting Large Load ▪ Unique asset portfolio ▪ Data connectivity, zoned land, ample water ▪ Corporate balance sheet, risk & commodity management

7 Maintains Balance Sheet Strength ▪ Utilizes balance sheet to acquire accretive highly strategic assets ▪ Focused deleveraging plan with capital allocation commitments supporting a target net leverage of below 3.5x by year end 2026 ▪ Supports a target of $500 million of annual share repurchases through deleveraging period; aim to return to 70% of adjusted free cash flow allocated to share repurchases thereafter ▪ Healthy balance sheet underpinned by predictable cash flow (including the new AWS contract) for allocation offers long-term strategic flexibility ▪ Maintains appropriate liquidity necessary to serve wholesale and large load customer base ▪ Ability to unlock cash flow generated by assets with a corporate financing structure ▪ Enhanced credit for hedging / optimizing assets Balance Sheet Stability and Capital Markets Access High quality cash flows with disciplined capital allocation Innovatively serving growing customer needs Flexible fleet to capture capacity & energy upside

8 Upcoming Investor Events: ▪ Q2 Earnings Call: August 7 at 8am ET (7am CT) ▪ Seaport Virtual Conference: August 20th ▪ Barclays CEO Energy and Power Conference: September 3rd in New York ▪ Wells Fargo Texas Power and Gas Tour: September 18th in Houston ▪ Wolfe Research Utilities, Midstream & Clean Energy Conference: September 30th in New York Powering the Future: Upcoming Events Investor Update in NYC: September 9th Click to submit aregis ration request Click to submit a registration request Agenda includes: ▪ 2026 guidance and 2027 - 2028 outlook ▪ Long-term growth drivers In-person attendance will be capacity-limited, but the event will also be available via Zoom webinar and recorded

9 Appendix

10 Regulatory Approvals and Timing ▪ FERC approval required prior to the close of the transaction ▪ FERC has 180 days to act but can extend for another 180 days Federal Energy Regulatory Commission (“FERC”) Hart-Scott- Rodino (“HSR”) ▪ Hart-Scott-Rodino review: initial 30-day waiting period Other Filings ▪ Other FERC filings to address discrete regulatory and administrative matters ▪ Federal Communications Commission Moxie Freedom Guernsey

Pro Forma Generation Portfolio

Asset	State	Primary Fuel	Plant Type	Ownership	Owned Capacity (MW)	Commercial Operations Date	Region
Caithness							
Guernsey	OH	Natural Gas	Baseload	100%	1,836	2023	PJM-AEP/RTO
Moxie Freedom	PA	Natural Gas	Baseload	100%	1,045	2018	PJM-PPL/MAAC
Caithness					2,881		
			Talen				
Susquehanna Nuclear Facility							
Susquehanna[2]	PA	Nuclear	Baseload	90%	2,228	1983 – 1985	PJM-PPL/MAAC
PJM Gas Assets							
Brunner Island[3, 4]	PA	Coal / Natural Gas	Intermediate	100%	1,429	1961 – 1969	PJM-PPL
Camden[6]	NJ	Natural Gas	Peaker	100%	145	1993	PJM-PSEG
Lower Mt. Bethel	PA	Natural Gas	Baseload	100%	608	2004	PJM-PPL
Martins Creek	PA	Natural Gas	Peaker	100%	1,705	1975 – 1977	PJM-PPL
Montour	PA	Natural Gas	Peaker	100%	1,528	1972 – 1973	PJM-PPL
Reliability Assets							
Brandon Shores[5]	MD	Coal	Peaker	100%	1,289	1984 – 1991	PJM-BGE
H.A. Wagner[5]	MD	Oil	Peaker	100%	843	1956 – 1972	PJM-BGE
Colstrip[2]	MT	Coal	Baseload	15%	222	1984 – 1986	WECC
Other							
Conemaugh[2, 4]	PA	Coal	Intermediate	22%	386	1970 – 1971	PJM-MAAC
Keystone[2, 4]	PA	Coal	Intermediate	12%	213	1967 – 1968	PJM-MAAC
Dartmouth[6]	MA	Natural Gas	Peaker	100%	80	1992 – 2009	ISO-NE
Talen[1]					10,676		
Caithness + Talen[1]					13,557		

Source: Company materials. Note: As of March 31, 2025.

1. Generation capacity (summer rating) is based on factors, among others, such as operating experience and physical conditions, which may be subject to revision.
2. See Note 10 to the FY 2024 Financial Statements for additional information on jointly owned facilities.
3. Coal-fired electric generation is restricted during the EPA Ozone Season, which is May 1 to September 30 of each year.
4. Coal-fired electric generation is required to cease at Brunner Island, Keystone, and Conemaugh by December 2028.
5. See Note 8 to the Q1 2025 Financial Statements for additional information on the Brandon Shores and H.A. Wagner RMR arrangements.
6. Currently being held for sale.

TALEN ENERGY

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